UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 3, 2007

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

           DELAWARE                      0-26483                 94-3236309
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                           Identification Number)

        349 OYSTER POINT BOULEVARD, SOUTH SAN FRANCISCO, CALIFORNIA 94080
                  (Address of Principal Administrative Offices)

       Registrant's Telephone Number, Including Area Code: (650) 624-1000


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 SECTION 1--REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement.

      On April 3, 2007, VaxGen, Inc. ("the Company" or "VaxGen") entered into a settlement agreement with the U.S. Department of Health and Human Services ("HHS"), in which both parties agreed to terminate the remaining contract related to the development and delivery of a next-generation anthrax vaccine through a separate contract modification. The settlement agreement also releases both parties of all liabilities associated with the Company's three government contracts: Contract No. N01-AI-25494 dated September 2002, Contract No. N01-AI-30053 dated September 2003 ("the 2003 Anthrax Contract") and Contract No. HHSO100200500001C dated November 2004 ("the 2004 Anthrax Contract", and collectively, the "HHS Contracts"). As part of the settlement agreement, the National Institute of Allergy and Infectious Diseases ("NIAID"), an HHS agency, agreed to pay VaxGen $11 million under the 2003 Anthrax Contract in full settlement of all claims and disputes arising under the HHS Contracts. In addition, the parties agreed to convert the termination of the 2004 Anthrax Contract, which HHS terminated for default on December 19, 2006, from a termination for default to a termination for convenience. The 2004 Anthrax Contract was originally awarded to VaxGen to provide 75 million doses of a modern anthrax vaccine for civilian biodefense.

      This settlement agreement is attached as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

      As part of the settlement agreement signed on April 3, 2007, VaxGen and HHS agreed to terminate the 2003 Anthrax Contract, which was awarded to VaxGen by NIAID in September 2003 for further research and development associated with the Company's next-generation anthrax vaccine. Under a bilateral contract modification, HHS terminated the 2003 Anthrax Contract for the convenience of the government on a no-cost basis, effective April 3, 2007.

                        SECTION 2-- FINANCIAL INFORMATION

Item 2.02. Results of Operations and Financial Condition

      On April 5, 2007, VaxGen issued a press release titled, "VaxGen to Receive $11M, Release From Potential Liabilities Under Settlement Agreement with U.S. Government; Conference Call Scheduled for Today", in which the Company disclosed its unaudited projected cash, cash equivalents and short-term investments balance.

      This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

                  SECTION 9--FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired. Not applicable.

      (b)   Pro Forma Financial Information. Not applicable.

      (c)   Shell Company Transactions. Not applicable.

      (d)   Exhibits.

Exhibit No.       Description
-----------       -----------

10.1 Settlement Agreement by and between VaxGen, Inc., the Department of Health and Human Services and the National Institute of Allergy and Infectious Diseases, dated April 3, 2007.

99.1 Press release dated April 5, 2007 titled, "VaxGen to Receive $11M, Release From Potential Liabilities Under Settlement Agreement with U.S. Government; Conference Call Scheduled for Today".

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      VaxGen, Inc.
                                      (Registrant)

Dated: April 5, 2007              By: /s/ Matthew J. Pfeffer
                                      ------------------------------------------
                                      Matthew J. Pfeffer
                                      Senior Vice President, Finance and
                                      Administration and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

10.1 Settlement Agreement by and between VaxGen, Inc., the Department of Health and Human Services and the National Institute of Allergy and Infectious Diseases, dated April 3, 2007.

99.1 Press release dated April 5, 2007 titled, "VaxGen to Receive $11M, Release From Potential Liabilities Under Settlement Agreement with U.S. Government; Conference Call Scheduled for Today".